Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

I, Boguslaw Kulakowski, the chief executive officer of Polska Telefonia Cyfrowa Sp. z o.o., certify that to the best of my knowledge (i) the Form 20-F/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of Polska Telefonia Cyfrowa Sp. z o.o.

_________________________

Name: Boguslaw Kulakowski

Title: Chief Executive Officer

Date:

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

I, Jonathan Eastick, the chief financial officer of Polska Telefonia Cyfrowa Sp. z o.o., certify that to the best of my knowledge (i) the Form 20-F/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F/A fairly presents, in all material respects, the financial condition and results of operations of Polska Telefonia Cyfrowa Sp. z o.o.

_________________________

Name: Jonathan Eastick

Title: Chief Financial Officer

Date: